UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Convertible and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer

888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 - October 31, 2022

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE ADVENT
CONVERTIBLE AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2022

DEAR SHAREHOLDER

Tracy V. Maitland

President and Chief Executive Officer

We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the annual fiscal period ended October 31, 2022 (the “Reporting Period”).

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2022, Advent managed approximately $8.5 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.

All Fund returns cited assume the reinvestment of all distributions. For the Reporting Period, the Fund generated a total return based on market price of -27.59% and a total return of -27.04% based on net asset value (“NAV”). As of October 31, 2022, the Fund’s market price of $11.71 per share represented a discount of 5.56% to its NAV per share of $12.40.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV per share.

The Fund paid a distribution each month of the Reporting Period. The most recent monthly distribution of $0.1172 per share, paid on October 31, 2022, represents an annualized distribution rate of 12.01% based on the Fund’s closing market price of $11.71 per share on October 31, 2022.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 16, and Note 2(h) on page 47 for more information on distributions for the period.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2022

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 89 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. To learn more about the Fund’s performance and investment strategy over the Reporting Period, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begins on page 5.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the
Advent Convertible and Income Fund
November 30, 2022

4 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2022

ECONOMIC AND MARKET OVERVIEW

Capital markets ended the Reporting Period on a vastly different note than they began. At November 1, 2021, the S&P 500 equity index had advanced 23.9% for the calendar year, the 10-year U.S. Treasury bond yielded 1.44%, and general sentiment was positive with the global economy enjoying reopening from 2020’s COVID-19 restrictions. As calendar year 2022 began, conditions shifted as inflation continued accelerating and the impact of supply chain shortages began having a more acute impact on prices. The Federal Reserve (the “Fed”) began tightening monetary policy at a quick pace, raising the Federal Funds rate and reducing the size of its balance sheet. As the first calendar quarter of 2022 progressed, talk shifted from debating how many quarter-point raises the Fed would initiate during 2022 to how many quarter-point equivalents at each meeting.

Brewing hostilities between Russia and Ukraine exacerbated the inflation trajectory as shortages of numerous commodities, ranging from energy to food, arose due to falling supply and politically-related bans on purchases. The impact in Europe from rising electricity prices due to reliance on Russian-sourced natural gas could have an ongoing particularly acute negative impact on economic growth. The global economic recovery from COVID occurred mostly as hoped with demand strong for consumer services in Western nations and the new variants of the virus proving less deadly, therefore minimizing the impact on the rebound. The notable exception to this was in China, where a government commitment to stamping out the virus and a generally less vaccinated population led to continued restrictions and disruptions to consumer and manufacturing activity. Spending shifted to consumer services, causing weakening demand and negative sales comparisons for consumer goods, particularly segments which benefitted from greater home activity during the pandemic.

Inflationary impacts heightened as the Reporting Period progressed, further exacerbated by a labor shortage in the U.S., as job openings surged past ten million. The combination of tighter financial conditions, rising costs, and weakening demand affected both corporate earnings and the financial markets’ valuation of those earnings. Equity markets fell, especially as selected sectors affected either by interest rates, pandemic-related shifts in demand, or higher input costs began to report earnings shortfalls. The Fed’s tightening policy affected interest rates across the curve, and the 10-year Treasury bond yield ended the Reporting Period at 4.16%. Recession fears increased as U.S. gross domestic product (“GDP”) was reported with negative growth in the first half of the year and the Treasury yield curve inverted at various comparison points.

Towards the end of the Reporting Period, anticipation of a peaking of inflation metrics, supported by declines in some input metrics such as home rental and used car prices, led both equity and bond markets to rally, especially with the Fed giving indications that the rate hike regime would slow down soon. With equity valuations, especially for growth equities that are common issuers of convertible bonds, moving opposite interest rates, the potential for declining rates gives optimism for many securities in the corporate markets. With the third calendar quarter of 2022 showing a meaningful recovery and early indications of a similar strength in the fourth quarter, the recession fears may abate over the short-term and allow investors and money flow to move back into equity, equity-linked, and longer-duration assets for increased valuations.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 5

ECONOMIC AND MARKET OVERVIEW (Unaudited) continued	October 31, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited)	October 31, 2022

MANAGEMENT TEAM

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Investment Adviser of Advent Convertible and Income Fund (the “Fund” or “AVK”). The individuals who are primarily responsible for the day-to-day management of the portfolio (the “Portfolio Managers”) of the Fund include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses Fund performance for the Reporting Period.

How did the Fund perform during the Reporting Period?

All Fund returns cited assume the reinvestment of all distributions. For the 12-month period ended October 31, 2022 (“Reporting Period”), the Fund generated a total return based on market price of -27.59% and a total return of -27.04% based on net asset value (“NAV”). As of October 31, 2022, the Fund’s market price of $11.71 per share represented a discount of 5.56% to its NAV per share of $12.40. As of October 31, 2021, the Fund’s market price of $19.23 per share represented a discount of 4.52% to its NAV per share of $20.14.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 13 for additional information about the Fund’s performance.

How did comparative indexes perform for the Reporting Period?

For the Reporting Period, numerous asset classes related to the corporate bond and equity markets, domestic and worldwide, had negative performance as slowing economies, rising interest rates, and negative geopolitical surprises hurt valuations. The returns of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index	Return for Reporting Period
ICE Bank of America (“BofA”) U.S. Convertible Index	-20.26%
Refinitiv Global Focus Convertible U.S. Dollar Hedged Index	-20.28%
ICE BofA U.S. High-Yield Index	-11.45%
Bloomberg U.S. Aggregate Bond Index	-15.68%
Standard & Poor’s 500 (“S&P 500”) Index	-14.63%
MSCI World 100% Hedged to USD Index	-18.06%

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 7

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2022

What were the Fund’s distributions for the Reporting Period?

The Fund paid a distribution each month of the Reporting Period. The most recent monthly distribution of $0.1172 per share, paid on October 31, 2022, represents an annualized distribution rate of 12.01% based on the Fund’s closing market price of $11.71 per share on October 31, 2022. In addition, the Fund paid a supplemental distribution of $1.387385 per share on December 31, 2021, consisting of long-term capital gains.

Payable Date	Amount
November 30, 2021	$0.117200
December 31, 2021	$0.117200
December 31, 2021	$1.387385
January 31, 2022	$0.117200
February 28, 2022	$0.117200
March 31, 2022	$0.117200
April 29, 2022	$0.117200
May 31, 2022	$0.117200
June 30, 2022	$0.117200
July 29, 2022	$0.117200
August 31, 2022	$0.117200
September 30, 2022	$0.117200
October 31, 2022	$0.117200
TOTAL	$2.793785

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained.

Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long-term capital gains or return of capital. The final determination of the source and tax characteristics of all distributions in a particular year will be reported to shareholders in January following that year on form 1099-DIV.

While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and

8 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2022

should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.

Please see Note 2(h) on page 47 for more information on distributions for the Reporting Period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund’s total return for the Reporting Period was below that of the various indices listed chiefly due to the Fund’s leverage amplifying negative underlying asset returns and also due to cost of leverage rising as short-term interest rates began a sharp upward ascent following the Federal Reserve’s (the “Fed’s) tightening of monetary policy. Some elements of the Fund’s strategies, such as 1) fixing a portion of its borrowing costs with fixed-rate swaps, 2) hedging foreign currency risk with forward currency contracts, and 3) reducing the allocation to equities, helped to limit losses during the year but were not able to overcome all of the negative impacts of leverage in a falling underlying asset price environment. Leverage levels, as a percentage of assets, rose during the Reporting Period driven mainly by asset price declines and a reduction in the Fund’s asset base resulting from the December 2021 supplemental distribution comprised entirely of long-term capital gain, on a relatively fixed borrowing base.

Convertible securities are hybrids of straight corporate bonds and options on equities. The asset class avoided some of the large losses stemming from the higher levels of duration that characterize other fixed-income asset classes, but still had declines due to the impact of lower valuations of growth-oriented equities. Although all sectors of the global economy are issuers of convertible securities, the mix of issuers is greater within sectors characterized as growth. Declines in expected earnings and higher interest rates affected growth equities more so than their value counterparts during the year.

Within straight bonds, the U.S. high-yield corporate market fell less than the broader measure indicated in the Bloomberg U.S. Aggregate Bond index. The high-yield market has lower duration than most other fixed-income asset classes and did not suffer as much from higher interest rates forced upon the market by the Fed. Furthermore, spreads to risk-free Treasuries, a measure of valuation in the high-yield market, have not increased as dramatically as the market expected, given that corporate earnings have yet to decline in the aggregate. The Reporting Period actually concluded with spreads on a declining trend; the ICE BofA U.S. High-Yield Index closed with a 463 spread, well lower than the peak of 599 in July, though wider than the 315 level starting the Reporting Period.

How did the Fund use derivatives during the Reporting Period?

The Fund has made longstanding use of covered call equity options written against its equity holdings as a method of generating income. During the Reporting Period, allocation to equities was generally in decline as the Fund made note of increased risks to equities given rising interest rates and peaking corporate earnings. The Fund’s investment in equities was at 10.6% ending October 31, 2021, and fell to as low as 2% in mid-October 2022. Consequently, the percent of the portfolio available to initiate covered call option writing was limited. Equity volatility was higher in the 2022

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 9

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2022

fiscal year, with the Chicago Board Options Exchange Market Volatility Index averaging 25.2 for the Reporting Period compared to 20.3 during the 2021 fiscal year. However, the income to be garnered from writing options must be weighed against the risk of falling equity prices, and overall options usage was not as high as it otherwise could have been while the Fund focused on limiting equity risk. Overall, the impact of options usage during the fiscal year was slightly additive to returns.

The Fund uses reverse repurchase agreements as a tool for leverage to increase the Fund’s positions in income-generating securities in pursuit of its investment objective. The Fund has elected to treat these reverse repurchase agreements as derivatives for purposes of complying with the Securities Exchange Commission’s (the “SEC”) Rule 18f-4 concerning the use of derivatives by registered investment companies. In accordance with Rule 18f-4, the Fund has adopted a derivatives risk management program which includes value-at-risk modeling, stress tests, backtests, and additional disclosures to the SEC. With negative returns in the 2022 fiscal year across all of the Fund’s asset classes and rising interest costs of leverage, the impact of these derivatives used for leverage was negative in the fiscal year, but the Fund remained in compliance with all guidelines and asset coverage ratios and its derivatives risk management program.

The Fund also used forward foreign currency contracts for hedging purposes. The contracts added to performance, which offset losses on underlying investments.

How was the Fund positioned at the end of the Reporting Period?

On October 31, 2022, the Fund’s total investments were allocated approximately 51.5% in convertible bonds, convertible preferred securities, and mandatory convertibles; 38.4% in corporate bonds; 6.7% in equities; 2.2% in cash and cash equivalents; and 1.2% in senior floating rate interests.

The Fund was positioned more conservatively at the end of the Reporting Period than at the beginning. The main asset allocation shift for the year was a decline in convertible securities and equities and an increase in corporate bonds. Additionally, within convertible securities, the allocation to mandatory convertibles and convertible preferred stocks, which have higher price volatility than traditional convertible bonds, declined from approximately 12% to approximately 5%. Equity-linked securities such as convertible instruments and common stocks have a larger level of price volatility than income instruments such as corporate bonds and loans. The increase in market interest rates during the year made the corporate bond market more appealing from a yield standpoint and raised the threshold for forecasting possible equity returns to make them more favorable than bonds. Yields have increased for convertible securities also, but issuance of new convertibles with higher coupons in this market have been much lower than in recent years, limiting the near-term ability of the Fund to capitalize. As issuance improves over the coming quarters, the Fund expects more opportunities to invest in higher-coupon securities.

International investments rose from 17.4% at October 31, 2021 to 19.0% at October 31, 2022. The Fund’s hedging of foreign currency positions takes fears of a rising dollar out of the equation and allows the Investment Adviser’s research team to focus on company-specific opportunities without the variable of foreign exchange fluctuations. Widening credit spreads in Europe and Asia made

10 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2022

yields of some foreign-issued bonds very attractive, especially late in the Reporting Period as market dislocations and economic fears lowered bond prices. Ongoing fiscal stimulus in Asia, and greater economic activity as COVID-related restrictions are lifted in China, also presented greater opportunities for appreciation in both corporate bonds and equities with sensitivity to the country and region.

Among strong contributors to performance in the Reporting Period, convertibles and equity held in solar equipment maker Enphase Energy (0.9% of long-term investments at period end) surged as the company experienced strong demand for its microinverters that make processing sunlight in solar panels more efficient. The company executed well through supply constraints and further benefited from the U.S. government providing more solar investment incentives in the Inflation Reduction Act. Equity and high-yield bonds in aluminum producer Alcoa (0.3% of long-term investments at period end) surged as aluminum prices spiked on the back of sanctions and supply restrictions on Russia, a major supplier of aluminum, and COVID-19 lockdowns reducing supply out of China. Convertibles in domestic oil producer Pioneer Natural Resources (“Pioneer”) (0.3% of long-term investments at period end) rose as the company benefited from strong oil prices and removed hedges restraining profits during the holding period. Pioneer raised its dividend repeatedly during the Reporting Period, and convertible holders profited from an increase in the conversion ratio consistent with terms of the security.

Regarding detractors, convertibles in social media network Snap (0.6% of long-term investments at period end) fell as advertising demand for digital media became one of the first economically-sensitive segments to be affected by macroeconomic headwinds. Although Snap has had multiple reductions of earnings estimates, the company has stayed cash flow positive and the convertibles have shifted to an attractive income profile, and the Fund has therefore retained a position. Mandatory convertibles in automotive components maker Aptiv (0.6% of long-term investments at period end) declined after the company missed earnings and reduced forward guidance in the summer, citing rising cost burdens and lower automotive production in Europe. Convertibles and high-yield bonds in online dating site provider Match Group Finance Co 2, Inc. and Match Group Holdings II Inc. (collectively, “Match”) (0.6% of long-term investments at period end) fell as the company’s foreign exposure became a headwind with various COVID-19 restrictions, the rising dollar, and the Russia/Ukraine conflict. With earnings estimates de-risked and a new chief executive implementing a strategy which we believe to be sound, we have maintained our position in Match.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 11

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2022

Index Definitions

The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

ICE BofA U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar-denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the United States. The index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA U.S High Yield Index includes U.S. dollar-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.

MSCI World 100% Hedged to USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks designed to measure the equity market performance of 23 Developed Markets (“DM”) countries.

Refinitiv Global Focus Convertible U.S. Dollar Hedged Index is a market-weighted index with a minimum size for inclusion of $500 million (U.S.), €375 million (Europe), ¥22 billion (Japan), and $275 million (Other) of convertible bonds with an equity link.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.

12 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2022

Fund Statistics
Share Price	$11.71
Net Asset Value	$12.40
Discount to NAV	-5.56%
Net Assets ($000)	$429,124

* The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2022
	One	Three	Five	Ten
	Year	Year	Year	Year
Advent Convertible & Income Fund
NAV	(27.04%)	1.87%	2.97%	5.05%
Market	(27.59%)	4.08%	4.57%	5.49%
Bloomberg U.S. Aggregate Bond Index	(15.68%)	(3.77%)	(0.54%)	0.74%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/avk. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	October 31, 2022

Portfolio Breakdown	% of Net Assets
Convertible Bonds	83.8%
Corporate Bonds	68.6%
Common Stocks	12.0%
Convertible Preferred Stocks	7.7%
Money Market Fund	3.9%
Senior Floating Rate Interests	2.1%
Preferred Stocks	0.5%
Total Investments	178.6%
Other Assets & Liabilities, net	(78.6%)
Net Assets	100.0%

14 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	October 31, 2022

Country Diversification

Country	% of Long-Term Investments
United States	81.0%
Canada	3.1%
Cayman Islands	2.4%
Bermuda	1.9%
Netherlands	1.9%
United Kingdom	1.4%
France	1.2%
Liberia	1.0%
Japan	0.8%
Italy	0.8%
Jersey	0.6%
Germany	0.5%
Spain	0.5%
Virgin Island (UK)	0.5%
Mauritius	0.4%
Israel	0.4%
Australia	0.3%
Vietnam	0.3%
Panama	0.3%
Switzerland	0.2%
India	0.2%
Luxembourg	0.1%
China	0.1%
New Zealand	0.1%
Singapore	0.0%*
Total Long-Term Investments	100.0%

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

* Less than 0.1%

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	October 31, 2022

* Includes supplemental distribution of $1.387385

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2022, 18% of the distributions were characterized as ordinary income, 50% of the distributions were characterized as long-term capital gains and 32% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2022 will be reported to shareholders in January 2023.

16 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2022

	Shares	Value
COMMON STOCKS† – 12.0%
Consumer, Cyclical – 2.3%
Macy’s, Inc.[1]	125,000	$ 2,606,250
Target Corp.[1]	15,000	2,463,750
Marriott International, Inc. – Class A1	15,000	2,401,650
Home Depot, Inc.[1]	8,000	2,369,040
Total Consumer, Cyclical		9,840,690
Industrial – 2.0%
Parker-Hannifin Corp.[1]	13,000	3,778,060
Eaton Corporation plc[1]	20,000	3,001,400
Honeywell International, Inc.[1]	10,000	2,040,200
Total Industrial		8,819,660
Communications – 1.9%
Alphabet, Inc. – Class C*,1	30,000	2,839,800
Verizon Communications, Inc.[1]	75,000	2,802,750
Walt Disney Co.*,1	24,000	2,556,960
Total Communications		8,199,510
Energy – 1.9%
Enphase Energy, Inc.*,1	10,000	3,070,000
Halliburton Co.[1]	65,000	2,367,300
Occidental Petroleum Corp.[1]	25,000	1,815,000
Equities Corp.[1]	20,000	836,800
Total Energy		8,089,100
Consumer, Non-cyclical – 1.6%
Bristol-Myers Squibb Co.[1]	30,000	2,324,100
AbbVie, Inc.	15,000	2,196,000
HCA Healthcare, Inc.[1]	10,000	2,174,700
Total Consumer, Non-cyclical		6,694,800
Financial – 1.5%
American Express Co.[1]	24,000	3,562,800
Ventas, Inc. REIT[1]	75,000	2,934,750
Total Financial		6,497,550
Technology – 0.8%
International Business Machines Corp.[1]	25,000	3,457,250
Total Common Stocks
(Cost $49,424,431)		51,598,560
CONVERTIBLE PREFERRED STOCKS† – 8.2%
Financial – 3.5%
Bank of America Corp.
7.25%	7,076	8,211,415

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 8.2% (continued)
Financial – 3.5% (continued)
Wells Fargo & Co.
7.50%[1]	4,497	$ 5,241,388
KKR & Company, Inc.
6.00% due 09/15/23[1]	26,533	1,611,084
Total Financial		15,063,887
Utilities – 1.5%
NextEra Energy, Inc.
6.22% due 09/01/23[1]	55,281	2,667,308
6.93% due 09/01/05*,1	44,890	2,087,385
AES Corp.
6.88% due 02/15/24[1]	11,682	1,150,794
American Electric Power Company, Inc.
6.13% due 08/15/23[1]	10,847	539,313
Total Utilities		6,444,800
Consumer, Cyclical – 1.1%
Aptiv plc
5.50% due 06/15/23[1]	42,605	4,560,266
Consumer, Non-cyclical – 1.0%
Danaher Corp.
5.00% due 04/15/23[1]	1,448	1,896,734
Boston Scientific Corp.
5.50% due 06/01/23[1]	11,785	1,296,821
Becton Dickinson and Co.
6.00% due 06/01/23[1]	24,717	1,204,707
Total Consumer, Non-cyclical		4,398,262
Communications – 0.9%
2020 Cash Mandatory Exchangeable Trust
5.25% due 06/01/23*,1,2	2,861	3,560,514
Industrial – 0.2%
Fluor Corp.
6.50%††,1	603	879,819
Total Convertible Preferred Stocks
(Cost $34,816,915)		34,907,548

See notes to financial statements.

18 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Shares	Value
MONEY MARKET FUND† – 3.9%
Morgan Stanley Institutional Liquidity Government Portfolio -
Institutional Class, 2.89%[1,3]	16,666,848	$ 16,666,848
Total Money Market Fund
(Cost $16,666,848)		16,666,848
	Face
	Amount~
CONVERTIBLE BONDS†† – 83.8%
Consumer, Cyclical – 20.9%
Ford Motor Co.
due 03/15/26[1,4]	9,061,000	9,151,610
NCL Corporation Ltd.
5.38% due 08/01/25[1]	5,239,000	6,255,366
1.13% due 02/15/27[1,2]	3,143,000	2,412,252
Southwest Airlines Co.
1.25% due 05/01/25[1]	6,180,000	7,621,485
Marriott Vacations Worldwide Corp.
due 01/15/26[1,4]	7,119,000	7,304,094
Royal Caribbean Cruises Ltd.
6.00% due 08/15/25[1,2]	5,547,000	7,247,156
Burlington Stores, Inc.
2.25% due 04/15/25[1]	6,907,000	7,027,872
American Airlines Group, Inc.
6.50% due 07/01/25[1]	6,008,000	6,762,004
Live Nation Entertainment, Inc.
2.00% due 02/15/25[1]	5,200,000	5,361,200
Penn Entertainment, Inc.
2.75% due 05/15/26[1]	2,830,000	4,488,380
Pirelli & C SpA
due 12/22/25[1,4]	EUR 4,300,000	3,823,663
LCI Industries
1.13% due 05/15/26[1]	4,000,000	3,514,000
IMAX Corp.
0.50% due 04/01/26[1]	3,500,000	2,804,441
JetBlue Airways Corp.
0.50% due 04/01/26[1]	3,208,000	2,391,564
Zhongsheng Group Holdings Ltd.
due 05/21/25[1,4]	HKD 14,000,000	1,886,023
Cinemark Holdings, Inc.
4.50% due 08/15/25[1]	1,636,000	1,698,168
Spirit Airlines, Inc.
1.00% due 05/15/26[1]	2,000,000	1,661,000
Sail Vantage Ltd.
due 01/13/27[1,4]	HKD 16,000,000	1,580,667
ANA Holdings, Inc.
due 12/10/31[1,4]	JPY 180,000,000	1,325,310

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.8%
Consumer, Cyclical – 20.9% (continued)
Vinpearl JSC
3.25% due 09/21/26[1]	1,200,000	$ 900,000
H World Group Ltd.[1]
3.00% due 05/01/26[1]	896,000	857,920
WH Smith plc
1.63% due 05/07/26[1]	GBP 900,000	837,263
ANLLIAN Capital Ltd.
due 02/05/25[1,4]	EUR 700,000	697,032
Topgolf Callaway Brands Corp.
2.75% due 05/01/26	543,000	684,520
Dufry One BV
0.75% due 03/30/26[1]	CHF 800,000	645,876
Zalando SE
0.05% due 08/06/25[1]	EUR 700,000	573,490
Singapore Airlines Ltd.
1.63% due 12/03/25[1]	SGD 500,000	357,042
Total Consumer, Cyclical		89,869,398
Technology – 16.8%
Lumentum Holdings, Inc.
0.50% due 12/15/26[1]	4,650,000	4,568,625
0.50% due 06/15/28[1,2]	3,080,000	2,596,440
Five9, Inc.
0.50% due 06/01/25[1]	7,798,000	6,932,422
Tyler Technologies, Inc.
0.25% due 03/15/26[1]	5,887,000	5,542,611
Bill.com Holdings, Inc.
due 12/01/25[1,4]	4,516,000	5,028,566
RingCentral, Inc.
due 03/01/25[1,4]	4,550,000	3,807,781
Splunk, Inc.
1.13% due 09/15/25[1]	4,081,000	3,789,209
MongoDB, Inc.
0.25% due 01/15/26[1]	3,101,000	3,497,153
Health Catalyst, Inc.
2.50% due 04/15/25[1]	3,584,000	3,057,152
Dropbox, Inc.
due 03/01/28[1,4]	3,414,000	2,968,473
PagerDuty, Inc.
1.25% due 07/01/25[1]	3,000,000	2,937,000
Akamai Technologies, Inc.
0.38% due 09/01/27[1]	2,872,000	2,837,536
Zscaler, Inc.
0.13% due 07/01/25[1]	2,267,000	2,789,543

See notes to financial statements.

20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.8% (continued)
Technology – 16.8% (continued)
CyberArk Software Ltd.
due 11/15/24[1,4]	2,059,000	$ 2,422,467
Wolfspeed, Inc.
0.25% due 02/15/28[1,2]	2,279,000	2,088,704
DigitalOcean Holdings, Inc.
due 12/01/26[1,2,4]	2,587,000	1,904,842
STMicroelectronics N.V.
due 08/04/27[1,4]	1,200,000	1,178,106
due 08/04/25[1,4]	600,000	608,367
Silicon Laboratories, Inc.
0.63% due 06/15/25[1]	1,552,000	1,759,549
Bentley Systems, Inc.
0.13% due 01/15/26[1]	1,929,000	1,698,484
Blackline, Inc.
due 03/15/26[1,4]	2,085,000	1,695,105
Cloudflare, Inc.
due 08/15/26[1,4]	1,765,000	1,428,767
MACOM Technology Solutions Holdings, Inc.
0.25% due 03/15/26[1]	1,343,000	1,287,601
Rohm Company Ltd.
due 12/05/24[1,4]	JPY 170,000,000	1,215,225
Unity Software, Inc.
due 11/15/26[1,2,4]	1,378,000	1,006,974
HubSpot, Inc.
0.38% due 06/01/25[1]	784,000	981,176
KBR, Inc.
2.50% due 11/01/23[1]	414,000	826,758
Nutanix, Inc.
0.25% due 10/01/27[1]	939,000	820,216
Evolent Health, Inc.
1.50% due 10/15/25[1]	418,000	485,925
Xero Investments Ltd.
due 12/02/25[1,4]	609,000	472,889
Total Technology		72,233,666
Consumer, Non-cyclical – 15.5%
Halozyme Therapeutics, Inc.
1.00% due 08/15/28[1,2]	5,720,000	6,027,450
Shift4 Payments, Inc.
due 12/15/25[1,4]	6,367,000	5,774,073
Sarepta Therapeutics, Inc.
1.25% due 09/15/27[1,2]	4,741,000	5,061,018
QIAGEN N.V.
1.00% due 11/13/24[1]	4,400,000	4,776,197

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.8% (continued)
Consumer, Non-cyclical – 15.5% (continued)
Exact Sciences Corp.
1.00% due 01/15/25[1]	3,000,000	$ 2,733,750
0.38% due 03/01/28[1]	1,594,000	1,029,086
0.38% due 03/15/27[1]	1,381,000	981,373
CONMED Corp.
2.25% due 06/15/27[1,2]	5,224,000	4,589,284
Tandem Diabetes Care, Inc.
1.50% due 05/01/25[1,2]	4,000,000	3,760,000
Jazz Investments I Ltd.
2.00% due 06/15/26[1]	2,980,000	3,343,188
Block, Inc.
0.13% due 03/01/25[1]	2,774,000	2,585,021
0.25% due 11/01/27[1]	769,000	577,745
Dexcom, Inc.
0.25% due 11/15/25[1]	2,116,000	2,337,122
0.75% due 12/01/23[1]	138,000	405,899
Chegg, Inc.
0.13% due 03/15/25[1]	3,000,000	2,611,500
Carrefour S.A.
due 06/14/23[1,4]	2,600,000	2,515,760
Herbalife Nutrition Ltd.
2.63% due 03/15/24[1]	2,327,000	2,146,657
Insulet Corp.
0.38% due 09/01/26[1]	1,637,000	2,100,271
Post Holdings, Inc.
2.50% due 08/15/27[1,2]	1,693,000	1,767,492
Amadeus IT Group S.A.
1.50% due 04/09/25[1]	EUR 1,500,000	1,709,488
Omnicell, Inc.
0.25% due 09/15/25[1]	1,687,000	1,691,217
Sabre GLBL, Inc.
4.00% due 04/15/25[1]	1,477,000	1,508,755
Haemonetics Corp.
due 03/01/26[1,4]	1,682,000	1,396,060
Nexi SpA
1.75% due 04/24/27[1]	EUR 1,500,000	1,271,713
NeoGenomics, Inc.
1.25% due 05/01/25[1]	938,000	779,009
WuXi AppTec Company Ltd.
due 09/17/24[1,4]	700,000	757,750
Cerevel Therapeutics Holdings, Inc.
2.50% due 08/15/27[1,2]	770,000	709,170
Livongo Health, Inc.
0.88% due 06/01/25[1]	790,000	684,930

See notes to financial statements.

22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.8% (continued)
Consumer, Non-cyclical – 15.5% (continued)
Menicon Company Ltd.
due 01/29/25[1,4]	JPY 90,000,000	$ 621,405
BioMarin Pharmaceutical, Inc.
1.25% due 05/15/27[1]	299,000	300,614
Total Consumer, Non-cyclical		66,552,997
Communications – 14.4%
Zillow Group, Inc.
2.75% due 05/15/25[1]	4,743,000	4,467,906
1.38% due 09/01/26[1]	982,000	986,910
Palo Alto Networks, Inc.
0.38% due 06/01/25[1]	3,025,000	5,337,613
Liberty Media Corp.
1.38% due 10/15/23[1]	2,290,000	2,942,650
0.50% due 12/01/50[1,2]	1,970,000	2,106,067
Meituan
due 04/27/28[1,4]	6,700,000	4,827,350
Snap, Inc.
0.75% due 08/01/26[1]	5,500,000	4,745,125
Lyft, Inc.
1.50% due 05/15/25[1]	5,266,000	4,657,777
Booking Holdings, Inc.
0.75% due 05/01/25[1]	2,968,000	3,854,333
Match Group Financeco 2, Inc.
0.88% due 06/15/26[1,2]	3,889,000	3,383,430
Liberty Broadband Corp.
2.75% due 09/30/50[1,2]	2,982,000	2,892,408
Okta, Inc.
0.13% due 09/01/25[1]	2,591,000	2,188,099
0.38% due 06/15/26[1]	572,000	457,028
DISH Network Corp.
due 12/15/25[1,4]	3,292,000	2,232,634
Viavi Solutions, Inc.
1.00% due 03/01/24[1]	1,787,000	2,189,522
Etsy, Inc.
0.13% due 09/01/27[1]	2,459,000	2,134,658
Upwork, Inc.
0.25% due 08/15/26[1]	2,342,000	1,753,946
America Movil BV
due 03/02/24[1,4]	EUR 1,600,000	1,585,420
Bharti Airtel Ltd.
1.50% due 02/17/25[1]	1,050,000	1,446,375
Sea Ltd.
0.25% due 09/15/26[1]	1,348,000	935,512
2.38% due 12/01/25[1]	525,000	500,378

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.8% (continued)
Communications – 14.4% (continued)
Uber Technologies, Inc.
due 12/15/25[1,4]	1,335,000	$ 1,109,267
Airbnb, Inc.
due 03/15/26[1,4]	1,091,000	918,076
InterDigital, Inc.
3.50% due 06/01/27[1,2]	876,000	824,316
Shopify, Inc.
0.13% due 11/01/25[1]	862,000	728,390
Delivery Hero SE
0.25% due 01/23/24[1]	EUR 800,000	727,788
MakeMyTrip Ltd.
due 02/15/28[1,4]	649,000	653,543
Q2 Holdings, Inc.
0.75% due 06/01/26[1]	782,000	634,984
Nice Ltd.
due 09/15/25[1,4]	670,000	627,790
Total Communications		61,849,295
Financial – 5.3%
Pebblebrook Hotel Trust
1.75% due 12/15/26[1]	5,616,000	4,975,776
JPMorgan Chase Financial Company LLC
0.50% due 06/15/27[1]	3,411,000	3,746,983
Realogy Group LLC / Realogy Company-Issuer Corp.
0.25% due 06/15/26[1]	4,396,000	2,958,508
JPMorgan Chase Bank North America
due 06/10/24[1,4]	EUR 1,500,000	1,534,409
due 02/18/24[1,4]	EUR 800,000	780,716
SBI Holdings, Inc.
due 07/25/25[1,4]	JPY 210,000,000	1,532,950
Barclays Bank plc
due 01/24/25[1,4]	EUR 1,300,000	1,240,464
Vingroup JSC
3.00% due 04/20/26[1]	1,600,000	1,226,400
Eve Battery Investment Ltd.
0.75% due 11/22/26[1]	1,451,000	1,135,770
Selena SARL
due 06/25/25[1,4]	EUR 900,000	796,094
Summit Hotel Properties, Inc.
1.50% due 02/15/26[1]	780,000	711,750
Archer Obligations S.A.
due 03/31/23[1,4]	EUR 600,000	698,051
Blackstone Mortgage Trust, Inc.
5.50% due 03/15/27[1]	781,000	684,839

See notes to financial statements.

24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.8% (continued)
Financial – 5.3% (continued)
LEG Immobilien AG
0.88% due 09/01/25[1]	EUR 600,000	$ 536,682
Total Financial		22,559,392
Industrial – 4.3%
Vishay Intertechnology, Inc.
2.25% due 06/15/25[1]	4,000,000	3,844,455
Cellnex Telecom S.A.
0.50% due 07/05/28[1]	EUR 1,600,000	1,522,558
1.50% due 01/16/26[1]	EUR 600,000	717,973
Itron, Inc.
due 03/15/26[1,4]	2,504,000	2,018,224
Middleby Corp.
1.00% due 09/01/25[1]	1,513,000	1,835,269
Sika A.G.
0.15% due 06/05/25[1]	CHF 1,400,000	1,804,739
Safran S.A.
0.88% due 05/15/27[1]	13,679**	1,755,880
Deutsche Post AG
0.05% due 06/30/25[1]	EUR 1,500,000	1,416,816
Bloom Energy Corp.
2.50% due 08/15/25[1]	876,000	1,173,840
ZTO Express Cayman, Inc.
1.50% due 09/01/27[1,2]	1,313,000	1,062,873
Prysmian SpA
due 02/02/26[1,4]	EUR 700,000	692,113
Schneider Electric SE
due 06/15/26[4]	3,103**	551,597
Total Industrial		18,396,337
Energy – 3.8%
Enphase Energy, Inc.
due 03/01/28[1,4]	2,687,000	3,459,512
Equities Corp.
1.75% due 05/01/26[1]	930,000	2,654,685
Pioneer Natural Resources Co.
0.25% due 05/15/25[1]	860,000	2,210,630
NextEra Energy Partners, LP
due 11/15/25[1,2,4]	1,315,000	1,369,572
SolarEdge Technologies, Inc.
due 09/15/25[1,4]	1,145,000	1,282,973
CIMC Enric Holdings Ltd.
due 11/30/26[1,4]	HKD 8,000,000	962,057
RAG-Stiftung
due 06/17/26[4]	EUR 1,000,000	889,256

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 83.8% (continued)
Energy – 3.8% (continued)
CNX Resources Corp.
2.25% due 05/01/26[1]	599,000	$ 880,230
BP Capital Markets plc
1.00% due 04/28/23[1]	GBP 600,000	755,204
Array Technologies, Inc.
1.00% due 12/01/28[1,2]	748,000	682,924
Sunnova Energy International, Inc.
2.63% due 02/15/28[1,2]	688,000	560,720
Permian Resources Operating LLC
3.25% due 04/01/28[1]	238,000	418,404
Total Energy		16,126,167
Basic Materials – 1.6%
Ivanhoe Mines Ltd.
2.50% due 04/15/26[1,2]	2,750,000	3,147,483
Glencore Funding LLC
due 03/27/25[1,4]	1,800,000	1,953,495
due 03/27/25[4]	200,000	217,055
Nippon Steel Corp.
due 10/04/24[1,4]	JPY 130,000,000	903,051
due 10/05/26[1,4]	JPY 90,000,000	632,001
Total Basic Materials		6,853,085
Utilities – 1.0%
Veolia Environnement S.A.
due 01/01/25[1,4]	58,552**	1,743,557
NRG Energy, Inc.
2.75% due 06/01/48[1]	1,068,000	1,254,366
CenterPoint Energy, Inc.
3.37% due 09/15/29[1]	17,881**	698,342
Engie S.A.
due 06/02/24[1,4]	5,574**	659,775
Total Utilities		4,356,040
Convertible Bonds – 0.2%
Lenovo
2.50% due 08/26/29[1]	1,031,000	945,942
Total Convertible Bonds
(Cost $386,212,382)		359,742,319
CORPORATE BONDS†† – 68.6%
Consumer, Cyclical – 19.2%
International Game Technology plc
6.50% due 02/15/25[1,2]	6,914,000	6,921,467

See notes to financial statements.

26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.6% (continued)
Consumer, Cyclical – 19.2% (continued)
Hilton Domestic Operating Company, Inc.
5.38% due 05/01/25[1,2]	4,000,000	$ 3,950,000
4.88% due 01/15/30[1]	3,161,000	2,829,348
Ford Motor Credit Company LLC
5.58% due 03/18/24[1]	5,362,000	5,303,635
Macy’s Retail Holdings LLC
6.13% due 03/15/32[1,2]	4,000,000	3,335,136
5.88% due 04/01/29[1,2]	2,046,000	1,772,757
Victoria’s Secret & Co.
4.63% due 07/15/29[1,2]	5,466,000	4,361,485
Scientific Games International, Inc.
8.63% due 07/01/25[1,2]	3,362,000	3,460,296
Spirit Loyalty Cayman Limited / Spirit IP Cayman Ltd
8.00% due 09/20/25[1,2]	3,150,000	3,202,290
Caesars Entertainment, Inc.
6.25% due 07/01/25[1,2]	3,142,000	3,054,514
LSF9 Atlantis Holdings LLC / Victra Finance Corp.
7.75% due 02/15/26[1,2]	3,373,000	3,051,960
Ford Motor Co.
4.35% due 12/08/26[1]	2,056,000	1,915,837
6.10% due 08/19/32[1]	951,000	874,540
Bath & Body Works, Inc.
6.63% due 10/01/30[1,2]	3,046,000	2,747,842
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25% due 05/30/23[1,2]	2,690,000	2,652,837
American Airlines Incorporated/AAdvantage Loyalty IP Ltd.
5.75% due 04/20/29[1,2]	2,738,000	2,506,735
Staples, Inc.
10.75% due 04/15/27[1,2]	3,202,000	2,327,662
Dave & Buster’s, Inc.
7.63% due 11/01/25[1,2]	2,320,000	2,316,996
NCL Corporation Ltd.
5.88% due 02/15/27[1,2]	1,520,000	1,360,924
7.75% due 02/15/29[1,2]	1,182,000	942,810
Michael Kors USA, Inc.
4.25% due 11/01/24[1,2]	2,369,000	2,256,378
Carnival Corp.
10.50% due 06/01/30[1,2]	1,469,000	1,142,148
4.00% due 08/01/28[1,2]	1,184,000	956,080
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.88% due 04/01/29[1,2]	2,355,000	1,979,236
American Greetings Corp.
8.75% due 04/15/25[1,2]	1,931,000	1,849,734
Vista Outdoor, Inc.
4.50% due 03/15/29[1,2]	2,312,000	1,810,805

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.6% (continued)
Consumer, Cyclical – 19.2% (continued)
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[1,2]	2,082,000	$ 1,794,714
Kontoor Brands, Inc.
4.13% due 11/15/29[1,2]	2,108,000	1,693,107
American Airlines, Inc.
11.75% due 07/15/25[1,2]	1,476,000	1,616,231
Nordstrom, Inc.
2.30% due 04/08/24[1]	1,708,000	1,605,127
Scotts Miracle-Gro Co.
4.38% due 02/01/32[1]	2,055,000	1,558,913
Jacobs Entertainment, Inc.
6.75% due 02/15/29[1,2]	1,762,000	1,556,436
Wolverine World Wide, Inc.
4.00% due 08/15/29[1,2]	1,956,000	1,548,115
Michaels Companies, Inc.
7.88% due 05/01/29[1,2]	2,348,000	1,307,120
QVC, Inc.
4.38% due 09/01/28[1]	1,301,000	945,684
Total Consumer, Cyclical		82,508,899
Communications – 13.8%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% due 02/01/28[1,2]	3,129,000	2,845,012
4.25% due 01/15/34[1,2]	3,172,000	2,341,531
Sirius XM Radio, Inc.
4.00% due 07/15/28[1,2]	3,677,000	3,166,536
3.13% due 09/01/26[1,2]	2,000,000	1,791,490
Urban One, Inc.
7.38% due 02/01/28[1,2]	5,159,000	4,520,522
DISH DBS Corp.
5.25% due 12/01/26[1,2]	2,362,000	2,048,267
5.88% due 11/15/24[1]	1,474,000	1,363,450
5.13% due 06/01/29[1]	1,383,000	932,790
Sprint Capital Corp.
6.88% due 11/15/28[1]	3,831,000	3,959,300
CSC Holdings LLC
6.50% due 02/01/29[1,2]	3,993,000	3,769,851
Uber Technologies, Inc.
7.50% due 05/15/25[1,2]	3,463,000	3,469,181
Lumen Technologies, Inc.
4.00% due 02/15/27[1,2]	3,831,000	3,262,901
Directv Financing LLC / Directv Financing Company-Obligor, Inc.
5.88% due 08/15/27[1,2]	3,103,000	2,800,396
Ciena Corp.
4.00% due 01/31/30[1,2]	3,246,000	2,731,882

See notes to financial statements.

28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.6% (continued)
Communications – 13.8% (continued)
News Corp.
5.13% due 02/15/32[1,2]	3,039,000	$ 2,717,170
Stagwell Global LLC
5.63% due 08/15/29[1,2]	3,077,000	2,661,712
TripAdvisor, Inc.
7.00% due 07/15/25[1,2]	2,356,000	2,331,795
McGraw-Hill Education, Inc.
8.00% due 08/01/29[1,2]	1,936,000	1,652,705
5.75% due 08/01/28[1,2]	271,000	239,346
CommScope, Inc.
8.25% due 03/01/27[1,2]	2,055,000	1,829,029
Acuris Finance US Incorporated / Acuris Finance SARL
5.00% due 05/01/28[1,2]	2,157,000	1,751,937
Cablevision Lightpath LLC
5.63% due 09/15/28[1,2]	1,991,000	1,614,751
Nexstar Media, Inc.
4.75% due 11/01/28[1,2]	1,711,000	1,505,577
Match Group Holdings II LLC
4.13% due 08/01/30[1,2]	1,704,000	1,394,554
Interpublic Group of Companies, Inc.
3.38% due 03/01/41[1]	1,659,000	1,071,754
Charter Communications Operating LLC / Charter Communications Operating Capital
3.50% due 06/01/41[1]	1,106,000	696,842
Telesat Canada / Telesat LLC
6.50% due 10/15/27[1,2]	1,357,000	475,134
Total Communications		58,945,415
Consumer, Non-cyclical – 10.7%
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,2]	3,682,000	3,668,395
Primo Water Holdings, Inc.
4.38% due 04/30/29[1,2]	4,294,000	3,643,713
DaVita, Inc.
4.63% due 06/01/30[1,2]	4,038,000	3,154,768
Central Garden & Pet Co.
4.13% due 04/30/31[1,2]	3,585,000	2,981,483
Teva Pharmaceutical Finance Netherlands III BV
2.80% due 07/21/23[1]	3,008,000	2,928,634
Tenet Healthcare Corp.
4.38% due 01/15/30[1,2]	2,115,000	1,778,186
6.13% due 06/15/30[1,2]	1,175,000	1,085,383
Pediatrix Medical Group, Inc.
5.38% due 02/15/30[1,2]	3,101,000	2,671,279
TriNet Group, Inc.
3.50% due 03/01/29[1,2]	3,029,000	2,514,661

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.6% (continued)
Consumer, Non-cyclical – 10.7% (continued)
Varex Imaging Corp.
7.88% due 10/15/27[1,2]	2,503,000	$ 2,446,469
ASGN, Inc.
4.63% due 05/15/28[1,2]	2,607,000	2,321,885
Edgewell Personal Care Co.
4.13% due 04/01/29[1,2]	2,687,000	2,314,703
Encompass Health Corp.
4.63% due 04/01/31[1]	2,432,000	2,033,177
MPH Acquisition Holdings LLC
5.50% due 09/01/28[1,2]	2,300,000	1,991,817
HCA, Inc.
5.38% due 02/01/25[1]	2,000,000	1,975,215
Service Corporation International
3.38% due 08/15/30[1]	2,271,000	1,838,782
HLF Financing SARL LLC / Herbalife International, Inc.
4.88% due 06/01/29[1,2]	2,326,000	1,733,155
Elanco Animal Health, Inc.
6.40% due 08/28/28[1]	1,890,000	1,706,915
Bausch Health Companies, Inc.
4.88% due 06/01/28[1,2]	1,902,000	1,169,017
Royalty Pharma plc
3.30% due 09/02/40[1]	1,659,000	1,102,142
Emergent BioSolutions, Inc.
3.88% due 08/15/28[1,2]	1,408,000	845,312
Total Consumer, Non-cyclical		45,905,091
Energy – 10.2%
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
8.00% due 01/15/27[1]	3,564,000	3,458,042
Occidental Petroleum Corp.
6.13% due 01/01/31[1]	1,799,000	1,810,262
6.45% due 09/15/36[1]	1,462,000	1,455,216
Nabors Industries, Inc.
7.38% due 05/15/27[1,2]	3,017,000	2,971,700
Tallgrass Energy Partners Limited Partnership / Tallgrass Energy Finance Corp.
6.00% due 03/01/27[1,2]	3,062,000	2,892,230
New Fortress Energy, Inc.
6.50% due 09/30/26[1,2]	2,887,000	2,801,819
Hilcorp Energy I Limited Partnership / Hilcorp Finance Co.
6.25% due 04/15/32[1,2]	3,036,000	2,788,566
EnLink Midstream LLC
6.50% due 09/01/30[1,2]	2,709,000	2,664,979
Parkland Corp.
4.63% due 05/01/30[1,2]	3,012,000	2,512,912

See notes to financial statements.

30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.6% (continued)
Energy – 10.2% (continued)
Harvest Midstream I, LP
7.50% due 09/01/28[1,2]	2,522,000	$ 2,433,831
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[1,2]	2,331,000	2,289,986
Comstock Resources, Inc.
6.75% due 03/01/29[1,2]	2,356,000	2,266,790
CNX Resources Corp.
7.38% due 01/15/31[1,2]	2,278,000	2,263,979
Aethon United BR Limited Partnership / Aethon United Finance Corp.
8.25% due 02/15/26[1,2]	1,956,000	1,990,967
Vermilion Energy, Inc.
6.88% due 05/01/30[1,2]	2,047,000	1,921,928
Southwestern Energy Co.
5.38% due 03/15/30[1]	2,071,000	1,918,471
Colgate Energy Partners III LLC
5.88% due 07/01/29[1,2]	2,038,000	1,905,061
Civitas Resources, Inc.
5.00% due 10/15/26[1,2]	1,967,000	1,813,682
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
8.13% due 01/15/27[1,2]	1,712,000	1,624,341
Total Energy		43,784,762
Technology – 5.3%
Consensus Cloud Solutions, Inc.
6.50% due 10/15/28[1,2]	3,002,000	2,654,098
CA Magnum Holdings
5.38% due 10/31/26[1,2]	3,085,000	2,591,640
Synaptics, Inc.
4.00% due 06/15/29[1,2]	3,076,000	2,545,287
Unisys Corp.
6.88% due 11/01/27[1,2]	3,005,000	2,518,792
Playtika Holding Corp.
4.25% due 03/15/29[1,2]	2,327,000	1,942,976
Rocket Software, Inc.
6.50% due 02/15/29[1,2]	2,266,000	1,814,307
Condor Merger Sub, Inc.
7.38% due 02/15/30[1,2]	1,985,000	1,645,030
NCR Corp.
5.13% due 04/15/29[1,2]	1,704,000	1,433,938
Seagate HDD Cayman
5.75% due 12/01/34[1]	1,644,000	1,339,256
Rackspace Technology Global, Inc.
3.50% due 02/15/28[1,2]	1,989,000	1,317,091
Kyndryl Holdings, Inc.
4.10% due 10/15/41[1]	1,953,000	1,069,505

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.6% (continued)
Technology – 5.3% (continued)
Micron Technology, Inc.
3.37% due 11/01/41[1]	1,659,000	$ 1,050,874
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.25% due 05/11/41[1]	1,106,000	716,987
Total Technology		22,639,781
Financial – 3.3%
AG TTMT Escrow Issuer LLC
8.63% due 09/30/27[1,2]	3,164,000	3,180,104
PRA Group, Inc.
5.00% due 10/01/29[1,2]	3,387,000	2,721,353
Iron Mountain, Inc.
4.50% due 02/15/31[1,2]	3,029,000	2,473,178
VistaJet Malta Finance plc / XO Management Holding, Inc.
6.38% due 02/01/30[1,2]	2,032,000	1,695,521
NMI Holdings, Inc.
7.38% due 06/01/25[1,2]	1,546,000	1,546,611
Radian Group, Inc.
4.88% due 03/15/27[1]	1,647,000	1,459,481
Crown Castle, Inc.
2.90% due 04/01/41[1]	1,660,000	1,048,364
Total Financial		14,124,612
Basic Materials – 3.2%
First Quantum Minerals Ltd.
6.88% due 10/15/27[1,2]	2,616,000	2,437,294
6.50% due 03/01/24[1,2]	1,363,000	1,335,963
Alcoa Nederland Holding BV
5.50% due 12/15/27[1,2]	2,515,000	2,345,937
FMG Resources August 2006 Pty Ltd.
4.38% due 04/01/31[1,2]	2,901,000	2,296,461
Ingevity Corp.
3.88% due 11/01/28[1,2]	2,223,000	1,879,949
New Gold, Inc.
7.50% due 07/15/27[1,2]	1,700,000	1,452,244
Chemours Co.
4.63% due 11/15/29[1,2]	1,639,000	1,282,575
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.
5.13% due 04/01/29[1,2]	1,416,000	805,633
Total Basic Materials		13,836,056
Industrial – 2.3%
Bombardier, Inc.
7.50% due 12/01/24[1,2]	2,707,000	2,697,106
GFL Environmental, Inc.
3.50% due 09/01/28[1,2]	2,978,000	2,546,786

See notes to financial statements.

32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 68.6% (continued)
Industrial – 2.3% (continued)
VM Consolidated, Inc.
5.50% due 04/15/29[1,2]	2,332,000	$ 2,034,891
Clydesdale Acquisition Holdings, Inc.
8.75% due 04/15/30[1,2]	2,035,000	1,774,291
Carriage Purchaser, Inc.
7.88% due 10/15/29[1,2]	1,180,000	$880,344
Total Industrial		9,933,418
Utilities – 0.6%
NRG Energy, Inc.
5.25% due 06/15/29[1,2]	2,978,000	2,709,623
Total Corporate Bonds
(Cost $317,326,029)		294,387,657
SENIOR FLOATING RATE INTERESTS††,◊ – 2.1%
Consumer, Cyclical – 1.3%
SeaWorld Parks & Entertainment, Inc.
6.81% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 08/25/28	2,992,643	2,914,834
Alterra Mountain Co.
7.25% (1 Month USD LIBOR + 3.50%, Rate Floor 4.00%) due 08/17/28	2,673,203	2,606,373
Total Consumer, Cyclical		5,521,207
Industrial – 0.8%
TransDigm, Inc.
5.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	3,717,094	3,625,435
Total Senior Floating Rate Interests
(Cost $9,309,439)		9,146,642
Total Investments – 178.6%
(Cost $813,756,044)		$ 766,449,574
Other Assets & Liabilities, net – (78.6)%		(337,325,516)
Total Net Assets – 100.0%		$ 429,124,058

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

						Unrealized
				Contract		Appreciation
Counterparty	Currency	Type	Quantity	Amount	Settlement Date	(Depreciation)
Bank of New York Mellon	EUR	Sell	28,519,273	28,903,465 USD	12/13/22	$615,988
Bank of New York Mellon	JPY	Sell	952,037,500	6,771,894 USD	12/13/22	331,331
Bank of New York Mellon	CHF	Sell	2,280,669	2,373,059 USD	12/13/22	82,118
Bank of New York Mellon	CAD	Sell	987,946	760,209 USD	12/13/22	35,604
Bank of New York Mellon	GBP	Sell	1,416,993	1,649,326 USD	12/13/22	15,481
Bank of New York Mellon	HKD	Sell	50,036,062	6,385,575 USD	12/13/22	7,431
Bank of New York Mellon	SGD	Sell	520,481	372,873 USD	12/13/22	4,970
Bank of New York Mellon	EUR	Buy	2,414,103	2,390,524 USD	12/13/22	3,959
Bank of New York Mellon	CAD	Buy	987,946	725,144 USD	12/13/22	(539)
Bank of New York Mellon	HKD	Buy	15,132,300	1,930,030 USD	12/13/22	(1,102)
Bank of New York Mellon	JPY	Buy	21,055,600	147,121 USD	12/13/22	(4,679)
						$1,090,562

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Represents shares.
†	Value determined based on Level 1 inputs, unless otherwise noted. — See Note 6.
†	Value determined based on Level 2 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at October 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with the borrowings and reverse repurchase agreements. As of October 31, 2022, the total value of securities segregated was $733,605,713.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $303,180,203 (cost $323,631,117), or 70.7% of total net assets.
3	Rate indicated is the 7-day yield as of October 31, 2022.
4	Zero coupon rate security.

See notes to financial statements.

34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
plc	— Public Limited Company
REIT	— Real Estate Investment Trust
SARL	— Société à Responsabilité Limitée
SGD	— Singapore Dollar

See Sector Classification in Other Information section.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 35

PORTFOLIO OF INVESTMENTS continued	October 31, 2022

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2022 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 51,598,560	$ —	$ —	$ 51,598,560
Convertible Preferred Stocks	34,027,729	879,819	—	34,907,548
Money Market Fund	16,666,848	—	—	16,666,848
Convertible Bonds	—	359,742,319	—	359,742,319
Corporate Bonds	—	294,387,657	—	294,387,657
Senior Floating Rate Interests	—	9,146,642	—	9,146,642
Forward Foreign Currency
Exchange Contracts**	—	1,096,882	—	1,096,882
Total Assets	$ 102,293,137	$ 665,253,319	$ —	$ 767,546,456

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts**	$ —	$ 6,320	$ —	$ 6,320

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $176,015,163 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The Fund did not hold any Level 3 securities during the year ended October 31, 2022.

36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2022

ASSETS:
Investments, at value (cost $813,756,044)	$ 766,449,574
Foreign currency, at value	3,415
Cash	3,952
Unrealized appreciation on forward foreign currency exchange contracts	1,096,882
Receivables:
Investments sold	9,669,427
Interest	5,923,803
Tax reclaims	36,976
Dividends	9,799
Other assets	149,376
Total assets	783,343,204
LIABILITIES:
Reverse repurchase agreements (Note 7)	176,015,163
Borrowings (Note 8)	173,000,000
Unrealized depreciation on forward foreign currency exchange contracts	6,320
Interest due on borrowings	19,828
Payable for:
Investments purchased	4,291,366
Investment advisory fees	354,106
Professional fees	270,728
Servicing fees	137,788
Other liabilities	123,847
Total liabilities	354,219,146
NET ASSETS	$ 429,124,058
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,593,769 shares issued and outstanding	$ 34,594
Additional paid-in capital	508,573,565
Total distributable earnings (loss)	(79,484,101)
NET ASSETS	$ 429,124,058
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,593,769
Net asset value	$ 12.40

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 37

STATEMENT OF OPERATIONS	October 31, 2022
For the Year Ended October 31, 2022

INVESTMENT INCOME:
Interest (net of foreign withholdings tax $7,118)	$ 22,025,460
Dividends (net of foreign withholdings tax $34,396)	5,419,933
Total investment income	27,445,393
EXPENSES:
Interest expense	10,450,737
Investment advisory fees	4,716,909
Servicing fees	1,834,353
Trustees’ fees and expenses*	593,966
Professional fees	368,012
Administration fees	170,954
Fund accounting fees	169,754
Insurance	144,338
Printing fees	105,541
Custodian fees	63,120
Registration and filing fees	33,580
Transfer agent fees	21,186
Miscellaneous	20,366
Total expenses	18,692,816
Net investment income	8,752,577
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(30,894,024)
Swap agreements	(122,056)
Options purchased	366,847
Options written	494,528
Forward foreign currency exchange contracts	9,482,454
Foreign currency transactions	(1,574,515)
Net realized loss	(22,246,766)
Net change in unrealized appreciation (depreciation) on:
Investments	(156,641,473)
Options written	(851,513)
Forward foreign currency exchange contracts	136,889
Foreign currency translations	(5,750)
Net change in unrealized appreciation (depreciation)	(157,361,847)
Net realized and unrealized loss	(179,608,613)
Net decrease in net assets resulting from operations	$ (170,856,036)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2022

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,752,577	$ 8,911,528
Net realized gain (loss) on investments	(22,246,766)	119,365,712
Net change in unrealized appreciation (depreciation)
on investments	(157,361,847)	61,279,253
Net increase (decrease) in net assets resulting from operations	(170,856,036)	189,556,493
DISTRIBUTIONS:
Distributions to shareholders	(65,732,145)	(48,556,272)
Return of capital	(30,796,382)	—
Total distributions to shareholders	(96,528,527)	(48,556,272)
SHAREHOLDER TRANSACTIONS:
Reinvestments of distributions	1,186,045	—
Net increase in net assets resulting from shareholder transactions	1,186,045	—
Net increase (decrease) in net assets	(266,198,518)	141,000,221
NET ASSETS:
Beginning of period	695,322,576	554,322,355
End of period	$ 429,124,058	$ 695,322,576

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 39

STATEMENT OF CASH FLOWS	October 31, 2022
For the Year Ended October 31, 2022

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	(170,856,036)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	156,641,473
Net change in unrealized (appreciation) depreciation on options written	851,513
Net change in unrealized (appreciation) depreciation on forward
foreign currency exchange contracts	(136,889)
Net realized loss on investments	30,894,024
Net realized gain on options purchased	(366,847)
Net realized gain on options written	(494,528)
Purchase of long-term investments	(1,485,427,101)
Proceeds from sale of long-term investments	1,551,969,585
Net purchase of short-term investments	(14,119,703)
Net accretion of discount and amortization of premium	(1,118,183)
Corporate actions and other payments	3,132
Premiums received on options written	4,709,457
Cost of closing options written	(6,170,862)
Increase in interest receivable	(1,138,657)
Decrease in dividends receivable	403,459
Decrease investments sold receivable	21,718,901
Increase in tax reclaims receivable	(6,715)
Decrease in other assets	9,348
Decrease in investments purchased payable	(17,379,089)
Decrease in interest due on borrowings	(26,501)
Decrease in professional fees payable	(101,470)
Decrease in servicing fees payable	(44,382)
Decrease in investment advisory fees payable	(114,123)
Decrease in trustees’ fees and expenses payable*	(2)
Increase in other liabilities	3,331
Net Cash Provided by Operating and Investing Activities	$ 69,703,135
Cash Flows From Financing Activities:
Distributions to common shareholders	(95,342,482)
Proceeds from borrowings	25,000,000
Payments made on borrowings	(20,000,000)
Proceeds from reverse repurchase agreements	20,000,000
Payments made on reverse repurchase agreements	(14,711)
Net Cash Used in Financing Activities	(70,357,193)
Net decrease in cash	(654,058)
Cash at Beginning of Year	661,425
Cash at End of Year (including foreign currency)	$ 7,367
Supplemental Disclosure of Cash Financing Information: Cash paid during the year for interest
(including interest on reverse repurchase agreements)	$ 10,491,949
Supplemental Disclosure of Non Operating Activity: Dividend reinvestment	$ 1,186,045

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2022

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of period	$ 20.14	$ 16.06	$ 16.34	$ 16.20	$ 17.63
Income from investment operations:
Net investment income(a)	0.25	0.26	0.33	0.47	0.51
Net gain (loss) on investments (realized and unrealized)	(5.20)	5.23	0.80	1.08	(0.54)
Total from investment operations	(4.95)	5.49	1.13	1.55	(0.03)
Less distributions from:
Net investment income	(0.51)	(1.41)	(0.34)	(0.56)	(0.58)
Capital gains	(1.39)	—	—	—	—
Return of capital	(0.89)	—	(1.07)	(0.85)	(0.82)
Total distributions to shareholders	(2.79)	(1.41)	(1.41)	(1.41)	(1.40)
Net asset value, end of period	$ 12.40	$ 20.14	$ 16.06	$ 16.34	$ 16.20
Market value, end of period	$ 11.71	$ 19.23	$ 13.62	$ 14.79	$ 13.93
Total Return(b)
Net asset value	(27.04%)	34.59%	7.66%	9.94%	(0.34%)
Market value	(27.59%)	52.60%	2.05%	17.01%	(5.22%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 429,124	$ 695,323	$ 554,322	$ 564,148	$ 559,440

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 41

FINANCIAL HIGHLIGHTS continued	October 31, 2022

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018
Ratio to average net assets of:
Net investment income, including interest expense	1.66%	1.31%	2.14%	2.90%	2.93%
Total expenses, including interest expense(c)	3.54%	2.77%	3.98%	4.11%	3.87%
Portfolio turnover rate	186%	126%	242%	123%	121%
Senior Indebtedness
Total Borrowings outstanding (in thousands)(d)	$ 173,000	$ 168,000	$ 168,000	$ 210,000	$ 235,000
Asset Coverage per $1,000 of indebtedness(e)	$ 3,480	$ 5,139	$ 4,300	$ 3,686	$ 3,381

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)	Excluding interest expense, the operating expense ratios for the years ended October 31 would be:

2022	2021	2020	2019	2018
1.56%	1.40%	1.55%*	1.57%	1.62%
*Excludes borrowings breakage fees.

(d)	Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2022

Note 1 – Organization

Advent Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC ) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines when “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Advent Capital Management, LLC (“Advent” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Equity securities that are traded on an exchange or on the over-the-counter (“OTC”) market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Commercial paper and discount notes are valued based on prices provided by independent pricing services or, if not available or if the Adviser considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Commercial paper and discount notes with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service. Commercial paper and discount notes which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Convertible Securities

The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at October 31, 2022.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the antifraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

(g) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(i) Covered Call Options and Put Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at any time during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

(j) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(k) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

48 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Income	$ —*	$ —

* Swaps volume was outstanding for 16 days during the year ended October 31, 2022. The daily average outstanding notional amount was $657,534.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

Average Notional Amount
Use	Call	Put
Income	$ —	$ —*

*	Options contracts were outstanding for 28 days during the year ended October 31, 2022. The daily average outstanding notional amount was $3,668,253.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

50 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

Average Notional Amount
Use	Call	Put
Income	$ 6,987,292	$ —

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

Average Value
Use	Purchased	Sold
Hedge	$ 5,726,249	$ 54,267,453

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation	Unrealized depreciation
	on forward foreign currency	on forward foreign currency
	exchange contracts	exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at October 31, 2022:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 1,096,882

Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 6,320

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended October 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Credit swap contract	Net realized gain (loss) on swap agreements
Equity options contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation)
on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation)
on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended October 31, 2022:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations:
			Forward Foreign
Swaps	Options Purchased	Options Written	Currency
Credit Risk	Equity Risk	Equity Risk	Exchange Risk	Total
$(122,056)	$366,847	$494,528	$9,482,454	$10,221,773

Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
	Forward Foreign
Options Written	Currency
Equity Risk	Exchange Risk	Total
$(851,513)	$136,889	$(714,624)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

52 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Assets	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of New York	Forward foreign	$1,096,882	$—	$1,096,882	$(6,320)	$—	$1,090,562
Mellon	currency
exchange
contracts

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Liabilities	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Bank of New York	Forward foreign	$6,320	$—	$6,320	$(6,320)	$—	$—
Mellon	currency
exchange
contracts
Société	Reverse	176,015,163	—	176,015,163	(176,015,163)	—	—
Générale	repurchase
agreements

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $94,574,116.

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Adviser receives an annual fee from the Fund based on the average value of the Fund’s managed assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Adviser. For the year ended October 31, 2022, the Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s managed assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s managed assets.

(b) If the average value of the Fund’s managed assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

54 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY maintains the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended October 31, 2022, the average daily balance for which reverse repurchase agreements were outstanding amounted to $157,808,219, with a related weighted average interest rate of 2.61%. As of October 31, 2022, there were $176,015,163 in reverse repurchase agreements outstanding.

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Société Générale	1.54%-3.83%	12/15/22-12/15/25	$ 124,008,952
Société Générale	4.30% (SOFR Index + 1.25%)*	11/11/22	52,006,211
			$ 176,015,163

*Variable rate security. Rate indicated is the rate effective at October 31, 2022.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2022, aggregated by asset class of the related collateral pledged by the Fund:

	Up to	31 – 90	Greater than
	30 days	days	90 days	Total
Corporate Bonds	$ 32,827,881	$—	$ 78,278,171	$ 111,106,052
Convertible Bond	13,601,704	—	32,433,301	46,035,005
Foreign Bond	4,139,694	—	9,871,113	14,010,807
Convertible Preferred Stocks	1,436,932	—	3,426,367	4,863,299
Total Reverse Repurchase Agreements	$ 52,006,211	$—	$ 124,008,952	$ 176,015,163
Gross amount of recognized liabilities
for reverse repurchase agreements	$ 52,006,211	$—	$ 124,008,952	$ 176,015,163

Note 8 – Borrowings

The Fund entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time, with Société Générale.

Under the terms of the amended credit agreement, the Fund’s credit facility was as follows through September 29, 2022:

1.54% fixed rate 3-year maturity	$ 6,000,000
1.88% fixed rate 5-year maturity	19,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR + 1.00% floating rate	62,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $62,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.

56 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

On September 29, 2022, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

1.54% fixed rate 3-year maturity	$ 6,000,000
1.88% fixed rate 5-year maturity	19,000,000
3.89% fixed rate 5-year maturity	114,000,000
SOFR + 1.25% floating rate	50,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $50,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.

In the event that the Fund terminates a credit agreement prior to the contractually agreed upon date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees, if incurred, are recorded as Borrowings breakage fees on the Statement of Operations.

As of October 31, 2022, there was $173,000,000 outstanding in connection with the Fund’s credit agreement. The average daily amount of borrowings under the credit agreement during the year ended October 31, 2022, was $187,698,630, with a related weighted average interest rate of 3.28%. The maximum amount outstanding during the period was $193,000,000. As of October 31, 2022, the total value of securities segregated as collateral in connection with borrowings under the credit agreement was $463,016,434.

The credit agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Taxes

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in capital in excess of par and total distributable earnings or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings or losses and paid-in capital. For the

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

year ended October 31, 2022, no adjustments were made to paid-in capital and total distributable earnings (loss).

As of October 31, 2022, the cost of securities for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$ 822,185,743	$ 9,276,348	$ (65,001,217)	$ (55,724,869)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market of certain derivatives, distributions, real estate investment trusts, contingent payment debt instruments and additional income adjustments for tax purposes on certain convertible securities.

As of October 31, 2022, tax components of distributable earnings (loss) were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain		Net Unrealized
(Accumulated	(Accumulated	Other Temporary	Appreciation/
Ordinary Loss)	Capital Loss)	Differences	(Depreciation)
$ —	$ (23,754,347)	$ (1)	$ (55,729,753)

At October 31, 2022, the Fund had capital loss carryforward available as shown in the table below, to offset possible future capital gains. The Fund is permitted to carry forward capital losses incurred for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$ 23,754,347	$ —	$ 23,754,347

For the year ended October 31, 2022, the capital loss carryforward amount utilized was $0.

The tax character of distributions paid during the year ended October 31, 2022 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$ 17,819,755	$ 47,912,390	$ 30,796,382	$ 96,528,527

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$ 48,556,272	$ —	$ —	$ 48,556,272

58 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2022

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 10 – Securities Transactions

For the year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:

Purchases	Sales
$1,485,427,101	$1,551,969,585

Note 11 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,593,769 issued and outstanding. As of October 31, 2022, Advent owned 59,048 shares of the Fund. Transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Beginning shares	34,525,222	34,525,222
Shares issued through dividend investment	68,547	—
Ending shares	34,593,769	34,525,222

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2022

To the Board of Trustees and Shareholders of Advent Convertible and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advent Convertible and Income Fund (the “Fund”) as of October 31, 2022, the related statements of operations and cash flows for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022 , including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022 , the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 23, 2022

We have served as the auditor of one or more investment companies in the Advent complex since 2003.

60 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)	October 31, 2022

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, and (ii) the principal risks of the Fund, except as follows:

Principal Investment Policies

The Fund’s investments in non-convertible income securities may include investments in collateralized loan obligation (“CLO”) securities.

A CLO vehicle generally is an entity that is formed to hold a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations. The loan obligations within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. The transaction documents relating to the issuance of CLO securities impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements.

A CLO issues various classes or “tranches” of securities. Each tranche has different payment characteristics and different credit ratings. These tranches are generally categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of securities among the several tranches of the CLO. As interest payments are received, the CLO makes contractual interest payments to each tranche of debt based on its seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated tranche (often referred to as the “residual” or “equity” tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO. CLO securities are generally limited recourse obligations of the CLO payable solely from the underlying assets of the CLO or the proceeds thereof. Consequently, holders of CLO securities must rely solely on distributions on the underlying assets or proceeds thereof for payment in respect thereof. The cash flows generated by the underlying obligations held in a CLO’s portfolio will generally determine the interest payments on CLO securities. Payments to holders of CLO securities are made in sequential order of priority. CLO securities may have floating interest rates or fixed interest rates. The rated tranches of CLO securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations.

The Fund currently intends to invest in the rated debt tranches of CLOs and does not currently intend to invest in the subordinated (or “residual” or “equity”) tranche.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 61

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	October 31, 2022

Principal Investment Risks

In connection therewith, the following is a principal risk of investing in the Fund.

CLO Risk

CLOs often involve risks that are different from or more acute than risks associated with other types of income securities, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt tranches and CLO subordinated notes will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

There may be less information available to the Fund regarding the underlying investments held by CLOs than if the Fund had invested directly in securities of the underlying issuers. Fund shareholders will not know the details of the underlying investments of the CLOs in which the Fund invests. Due to their often complicated structures, various CLOs may be difficult to value and may constitute illiquid investments. In addition, there can be no assurance that a liquid market will exist in any CLO when the Fund seeks to sell its interest therein. Moreover, the value of CLOs may decrease if the ratings agencies reviewing such securities revise their ratings criteria and, as a result, lower their original rating of a CLO in which the Fund has invested. Further, the complex structure of the security may produce unexpected investment results. Also, it is possible that the Fund’s investment in a CLO will be subject to certain contractual limitations on transfer.

The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLOs, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Therefore, changes in the market value of the Fund’s CLO investments could be greater than the change in the market value of the underlying instruments.

As a result, as an investor in a CLO, the Fund is subject to the risk of default by borrowers on the loans held by the CLO. The Federal Reserve has recently implemented several increases to the Federal Funds rate and may in the future implement additional rate increases. Increases in interest rates may adversely impact the ability of borrowers to meet interest payment obligations on loans held by a CLO and increase the likelihood of default. A downturn in any particular industry or borrower in which a CLO is heavily invested may subject that vehicle, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns realized by the Fund. Although a CLO’s holdings are typically diversified by industry and borrower, an increase in interest rates coupled with a general economic downturn may result in an increase in defaults on loans across various sectors of the economy.

Investments in primary issuances of CLO securities may involve certain additional risks. Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of

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REGARDING THE FUND (Unaudited) continued	October 31, 2022

the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO subordinated notes and could result in early redemptions which may cause CLO debt and subordinated note investors to receive less than face value of their investment.

The failure by a CLO to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to securityholders, including the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments that holders of junior debt and subordinated securities would otherwise be entitled to receive.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. Such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

CLO Management Risk. The activities of any CLO in which the Fund may invest will generally be directed by a collateral manager. In the Fund’s capacity as holder of CLO securities, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of that CLO. Consequently, the success of any CLOs in which the Fund invests will depend, in large part, on the financial and managerial expertise of the collateral manager’s investment professionals. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the CLOs in which the Fund invests. There can be no assurance that for any CLO, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the CLO securities may be adversely affected.

The transaction documents relating to the issuance of CLO securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO securities. Furthermore, CLO securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally

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REGARDING THE FUND (Unaudited) continued	October 31, 2022

interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

The manager of a CLO has broad authority to direct and supervise the investment and reinvestment of the investments held by the CLO, which may include the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the CLO holding assets not meeting the CLO’s criteria for investments. This could adversely impact the coverage tests under an indenture governing the notes issued by the CLO. Any amendment, waiver, modification or other restructuring that reduces the CLO’s compliance with certain financial tests will make it more likely that the CLO will need to utilize cash to pay down the unpaid principal amount of secured notes to cure any breach in such test instead of making payments on subordinated notes. Any such use of cash would reduce distributions available and delay the timing of payments to the Fund.

The Fund cannot be certain that any particular restructuring strategy pursued by the CLO manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to the Fund. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to the Fund.

The CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

The terms of CLOs set forth in their applicable transaction documents, including with respect to collateralization and/or interest coverage tests and asset eligibility criteria, may vary from CLO to CLO. Similarly the terms of the loans that constitute the underlying assets held by CLOs may vary. The CLO market and loan market may evolve in ways that result in typical terms being less protective for the holders of CLO securities. As a result, the Fund will be reliant upon the Adviser’s ability to obtain and evaluate the terms of the CLOs in which the Fund invests, the terms of and creditworthiness of the borrowers with respect to the underlying assets held by those CLOs and information about the collateral managers of the CLOs.

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INVESTMENT OBJECTIVE,
POLICIES AND PRINCIPAL RISKS (Unaudited)	October 31, 2022

Investment Objective and Policies

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in securities of foreign issuers.

Principal Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.

Investment and Market Risk. An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, and at what price to do so, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common

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shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above an investor’s initial purchase price for common shares.

Convertible Securities Risk. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the

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potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at a discount.

Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.

Structured and Synthetic Convertible Securities Risk. The value of structured and synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured and synthetic convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Interest Rate Risk. Convertible securities and non-convertible income-producing securities (including preferred stock and debt securities) (collectively “income securities”) are subject to certain interest rate risks, including:

•	If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because while interest rates were historically low in recent years, the Fed has been increasing the Federal Funds rate to address inflation.
•	During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding

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income securities. This is known as call or prepayment risk. Lower grade income securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•	During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.
•	The risk of interest rates is more pronounced in the current market environment with interest rates rising in response to inflation.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and noninvestment grade income securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Debt Securities Risk. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities

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country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on noncumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities.

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Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund invests in securities of issuers in emerging markets.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”). Following a transition period, the United Kingdom and the EU signed a Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021 and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU (“Brexit”) is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Fund.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and

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regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

Emerging Markets Risk. Investments in securities the issuers of which are located in countries considered to be emerging markets are subject to heightened risks relative to foreign investing generally and are considered speculative. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Investments in issuers located in emerging markets pose a greater degree of systemic risk. The inter-relatedness of institutions within a country and among emerging market economies has increased in recent years. Institutional failures or economic difficulties may spread throughout a country, region or emerging market countries throughout the world, which may limit the ability of the Fund to manage risk through geographic diversification. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.

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Foreign Currency Risk. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S. and abroad. The Fund may, but is not required, to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by the Fund or, if used, will be successful. Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. The Fund may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.

Derivatives Transactions Risk. The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivative transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Losses on derivatives transactions may reduce the Fund’s net asset value and its ability to pay dividends if such losses are not offset by gains on portfolio positions being hedged. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the manager’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments,

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limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Risk Associated with Covered Call Option Writing. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The value of options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable gains.

With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. An absence of a liquid secondary market on an exchange may arise because: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or

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purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between the Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that this expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management

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investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because while interest rates were historically low in recent years, the Fed has been increasing the Federal Funds rate to address inflation.

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Fund may be required to sell assets in order to meet payment obligations on any leverage or to redeem leverage in order to comply with asset coverage or portfolio composition requirements.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted

The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if the Fund believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.

During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the manager and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund has adopted a derivatives risk management program

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which includes value-at-risk modeling, stress tests, backtests, and additional disclosures to the SEC in compliance with Rule 18f-4 under the 1940 Act. The requirements of the rule and the Fund’s derivatives risk management program may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the cost of such transactions, which could adversely affect the performance of the Fund.

Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Significant changes in the capital markets, including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Fund plans on holding such investments to maturity). In addition, investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

REIT Risk. To the extent that the Fund invests in REITs it will be subject to the risks associated with owning real estate and with the real estate industry generally. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Inflation rates may

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change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because of recent monetary policy measures and inflationary price movements. In response to the recent rise in inflation rates, the Fed has been increasing the Federal Funds rate. During any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Securities Lending Risk. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Not a Complete Investment Program. An investment in the common shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking total return through a combination of current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund.

Management Risk. Management’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made will prove beneficial to the Fund.

Legislation and Regulation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Changes enacted by the current presidential administration could significantly impact the regulation of financial markets in the United States. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Fed. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to address the COVID-19 pandemic, rejoin the Paris climate accord of 2015, cancel the

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Keystone XL pipeline, change immigration enforcement priorities and increase spending on clean energy and infrastructure. Other potential changes that could be pursued by the current presidential administration could include an increase in the corporate income tax rate and changes to regulatory enforcement priorities. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Although the Fund cannot predict the impact, if any, of these changes on the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.

Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.

Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

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The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, natural/environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, and government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, including comprehensive international sanctions, the impact on inflation and increased disruption to supply chains and energy resources may impact the Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value. The Fund has no way to predict the duration or outcome of the situation, as the conflict and government reactions are rapidly developing and beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on the Fund’s portfolio companies. Such consequences also may increase the Fund’s funding cost or limit the Fund’s access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund’s business, financial condition and results of operations.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. LIBOR can no longer be used to calculate new deals as of December 31, 2021. Since December 31, 2021, all sterling, euro, Swiss france and

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Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings have ceased to be published or are no longer representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, based on the recommendations of the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there may be uncertainties regarding a transition from LIBOR, including but not limited to the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or the replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.

The state of New York has adopted legislation that requires LIBOR-based contracts that do not include a fallback to a rate other than LIBOR or an inter-bank quotation poll to use a SOFR-based rate plus a spread adjustment. On March 15, 2022, President Biden signed into law the Adjustable Interest Rate (LIBOR) Act, which provides for the automatic replacement of U.S. Dollar LIBOR with a benchmark replacement selected by the Board of Governors of the Federal Reserve System in certain instruments that contain no LIBOR transition or fallback language. The New York and federal statutes each include safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR.

These developments could negatively affect financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there

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are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust, dated as of February 19, 2003, and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

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OTHER INFORMATION (Unaudited)	October 31, 2022

Federal Income Tax Information

Qualified dividend income of as much as $4,882,614 was received by the Fund through October 31, 2022. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $4,932,789 of investment income (dividend income plus short-term gains, if any), qualified for the dividends-received deduction.

With respect to the taxable year ended October 31, 2022, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain, using
From long-term capital gain:	proceeds from shareholder redemptions:
$ 47,912,390	$ –

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2022, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1).

% of Qualifying Interest Income
55.76%

The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 64.96%.

In January 2023, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal status of the distributions received by you in calendar year 2022.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 28, 2022. Shareholders voted on the election of Trustees. With regards to the election of the following Class I Trustees by the shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	27,283,857	1,442,457	254,096
Derek Medina	27,279,417	1,441,368	259,625
Gerald L. Seizert	27,302,262	1,423,760	254,388

The other Trustees of the Fund whose terms did not expire in 2022 are Daniel L. Black, Ronald A. Nyberg, Michaell A. Smart, Nancy E. Stuebe and Tracy V. Maitland.

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Trustees

The Trustees of the Advent Convertible and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees:
Randall C.	Trustee and	Since 2005	Current: Private Investor (2001-present).	1	Current: Trustee of funds in the
Barnes++	Chairman of				Guggenheim Funds fund complex
(1951)	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		(2003-present); funds in the Purpose
	Committee		President, Pizza Hut International (1991-1993); Senior Vice President,		Investments Funds fund complex
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		(2013-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of companies, LLC (2003-present).	1	Current: Dartmouth College
(1960)					(2019-present); Sensata Technologies,
			Former: Managing Director and Co-Head of the Merchant Banking Group at		Inc. (2021-present); Sontiq, Inc. (2016-.
			BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of		present); Harlem Lacrosse & Leadership,
			U.S. Corporate Banking at BNY Mellon (1995-1998).		Inc. (2014-present).

Former: Antenna International, Inc.
(2010-2020); Little Sprouts, LLC (2015-
2018); Bendon Inc. (2012-2016); Bonded
Services, Ltd. (2011-2016).
Derek Medina+	Trustee and	Since 2003	Current: Executive Vice President, at ABC News (2008-present).	1	Current: Oliver Scholars (2011-present).
(1966)	Chairman of
	the Nominating		Former: Senior Vice President, Business Affairs and News Planning at ABC News		Former: Young Scholar’s Institute
	and Governance		(2003-2008); Executive Director, Office of the President at ABC News (2000-2003);		(2005-2020).
	Committee		Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998);
Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).

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	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg++	Trustee	Since 2003	Current: Of Counsel, Momkus LLP (2016-present).	1	Current: Trustee of funds in the
(1953)					Guggenheim Funds fund complex (2003-
			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		present); PPM Funds (2)(2018-present);
			General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		NorthShore-Edward-Elmhurst
Health (2012-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western Asset
Inflation-Linked Income Fund
(2003-2020).
Gerald L.	Trustee	Since 2003	Current: Managing Partner of Heron Bay Capital Management (2020-present).	1	Current: University of Toledo Foundation
Seizert, CFA, CIC+					(2013-present); Beaumont Hospital
(1952)			Former: Managing Partner of Seizert Capital Partners (2000-2019); Co-Chief		(2012-present).
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer – Equities of Munder Capital Management, LLC (1995-1999); Vice President
and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995);
Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Trustee	Since 2003	Current: Partner, Dominus Capital (2003-present).	1	Current: Investment Advisory Board,
(1960)					Autism Impact Fund (2020-present);
			Former: Managing Partner, CSW Private Equity (2003-2021); Principal, First		Sprint Industrial Holdings
			Atlantic Capital Ltd. (2001-2004); Managing Director, Investment Banking Merrill		(2017-present).
Lynch & Co. (1992-2001); Founding Partner, The Carpediem Group (1990-1992)
			Dillion Read and Co. (1988-1990).		Former: Country Pure Foods
(2001-2006); Berkshire Blanket Inc.
(2006-2016); Sqwincher Corporation
(2006-2015); H2O Plus Holdings (2008-
2011); The Mead School (2012-2016);
The Wharton School (2000-2004).

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 85

OTHER INFORMATION (Unaudited) continued	October 31, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Nancy E. Stuebe+	Trustee	Since 2020	Current: Director of Investor Relations, Interactive Brokers Group, Inc.	1	None.
(1964)			(2016-present).

Former: Senior Equity Analyst & Senior Portfolio Manager, Gabelli Asset
Management (2015-2016); Senior Research Analyst & Portfolio Manager,
AIS Capital Management, LLC (2008-2015); Senior Equity Analyst & Portfolio
Manager, Gabelli Asset Management (2005-2008).
Interested Trustee:
Tracy V. Maitland+ø	Trustee,	Since 2003	Current: President and Founder, Advent Capital Management, LLC (2001-present). 1		None.
(1960)	Chairman,
President and
Chief Executive
Officer

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.

86 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	October 31, 2022

*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of the Fund. The term of the Class I Trustees will continue until the 2025 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2023 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2024 annual meeting of shareholders or until successors shall have been elected and qualified.

**	As of period end. The Fund is the only fund in the “Fund Complex. ”
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 87

OTHER INFORMATION (Unaudited) continued	October 31, 2022

Officers

The Officers of the Advent Convertible and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Tony Huang	Vice President	Since 2014	Current: Director, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Kathleen M. Olin	Chief	Since 2021	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2021-present).
(1970)	Compliance
	Officer and		Former: General Counsel, Global Chief Compliance Officer, Aperture Investors, LLC (2019-2020); Global Chief Compliance Officer, Deputy
	Secretary		General Counsel, Managing Director, Indus Capital Partners, LLC (2012-2019); Legal and Compliance Officer, Zimmer Lucas Partners, LLC
(2011-2012); Senior Associate-Investment Management Group, Seward & Kissel LLP (2001-2011); Associate-Corporate Group, Gardner, Carton &
Douglas LLP (1997-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

88 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN	October 31, 2022

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 89

DIVIDEND REINVESTMENT PLAN continued	October 31, 2022

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

90 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING
ANNUAL REVIEW OF THE INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)	October 31, 2022

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Fund and the services and personnel of Advent and its affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of the Fund, its fees and expenses in comparison with other funds’ fees and other matters at the meeting at which the renewal of the Investment Management Agreement is considered, the process of evaluating the Fund’s investment management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in its deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board in executives sessions and over the course of several meetings and does not necessarily include all information considered by the Trustees.

Nature, Extent and Quality of Services

The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement. The Independent Trustees reviewed and considered the information provided by Advent in response to a detailed series of requests submitted on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees were provided with, among other things, information about the background, experience and expertise of the management and other personnel of Advent and the services provided by that organization to the Fund. The Independent Trustees discussed the quality of the services provided. The compliance history of Advent was discussed, along with the ability of Advent to provide services to the Fund.

The Independent Trustees evaluated the capabilities of Advent, including information regarding its resources and ability to attract and retain highly qualified investment and other professionals. The Independent Trustees also considered the commitment of Advent to the Fund. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Fund, including the involvement of Mr. Maitland, and other personnel at Advent. The Independent Trustees also took note of recent changes in legal and compliance personnel at Advent.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent for purposes of approving the Investment Management Agreement.

Fund Performance and Expenses

The Independent Trustees considered the Fund’s performance on a market price and net asset value basis over various time periods. They also considered the performance of the Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Independent Trustees recognized that the number of funds in the Peer Group was small and that, for a variety of reasons, including exposures to types of assets that vary from those held by the Fund, the Peer Group comparison may have limited usefulness in evaluating Fund performance. The Board also was aware that the performance benchmark indexes may not be fully probative in making comparisons due to the fact that the securities included in the benchmarks may include securities with characteristics unlike those

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 91

CONSIDERATIONS REGARDING
ANNUAL REVIEW OF THE INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2022

purchased by the Fund or in amounts that vary materially from the Fund’s typical holdings. The Board noted that, for the fiscal year ended 2021, the Fund modestly outperformed its Peer Group on a net asset value basis. The Board further noted Fund performance over intermediate and longer periods and its discussions with Advent about the performance of the Fund. The Board noted that the Fund is managed consistent with its stated policies and strategies. The Board also reviewed information about the market discount to net asset value at which the Fund’s shares have traded.

The Independent Trustees received and considered information regarding the Fund’s total expense ratio relative to its peers, noting that the Fund generally had a moderately higher expense ratio (based on common assets) than funds in the Peer Group. The Independent Trustees acknowledged that the expense ratio of the Fund may differ from the expense ratios of certain Peer Group funds for various reasons, including due to differences in the use and duration of leverage. The costs of leverage were also considered and the potential benefits of the continued use of leverage were considered. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ expenses may differ from those of the Fund and that funds in the Peer Group were often larger than the Fund or part of a fund family, allowing for greater economies of scale and the potential to spread certain fees over a larger asset base.

Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparisons supported the re-approval of the Investment Management Agreement.

Investment Management and Advisory Fee Rates

The Independent Trustees reviewed and considered the contractual investment management fee rates for the Fund in comparison with those of the funds in the Peer Group, noting that the Fund compares favorably to the Peer Funds based on gross and net advisory fees. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients. In particular, Advent confirmed that the Fund differs from certain other accounts advised by Advent in that the Fund is more complex to manage, requires greater resources from Advent and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided by Advent to the Fund in relation to those typically provided to private funds and separate accounts. The Independent Trustees were also aware of the regulatory, reputational, compliance and operational risks faced by Advent in providing services to the Fund, which are generally greater than presented in providing services to clients other than registered funds. Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.

Profitability

The Independent Trustees received and considered estimated profitability analyses of Advent. The Independent Trustees also discussed with representatives of Advent the methodologies used to determine profitability. The Independent Trustees considered the nature of the services provided, their benefits to the Fund, and the extensive resources required to provide those services. In addition, the Independent Trustees considered whether any direct or indirect collateral benefits inured to Advent as a result of its affiliation with the Fund. The Independent Trustees concluded that the profits and other ancillary benefits that Advent received with regard to providing services to the Fund were not unreasonable.

92 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING
ANNUAL REVIEW OF THE INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2022

Economies of Scale

The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund and whether it has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Conclusion

After consideration of the factors discussed above and other information considered by the Independent Trustees, the Board, including the Independent Trustees, unanimously voted to approve the Investment Management Agreement for an additional one-year term.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 93

FUND INFORMATION	October 31, 2022

Board of Trustees

Randall C. Barnes

Daniel L. Black

Tracy V. Maitland,*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

Nancy E. Stuebe

* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of
1940, as amended.

Officers

Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Kathleen Olin
Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

Investment Adviser
Advent Capital Management, LLC
New York, NY

Servicing Agent
Guggenheim Funds Distributors, LLC
Chicago, IL

Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY

Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

94 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2022

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Convertible and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to July 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 95

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(12/22)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AVK-AR-1022

Item 2. Code of Ethics.

a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $120,000 and $100,000 for the fiscal years ended October 31, 2022, and October 31, 2021, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2022, and October 31, 2021, respectively.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $19,260 and $17,510 for the fiscal years ended October 31, 2022, and October 31, 2021, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2022, and October 31, 2021, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CONVERTIBLE AND INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Convertible and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $19,260 and $17,510 for the fiscal years ended October 31, 2022, and October 31, 2021, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

a) The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert, Nancy E. Stuebe and Michael A. Smart.

b) Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager"). The Manager's Proxy Voting Policies and Procedures are included as Exhibit (c) attached hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a) (1) The individuals who are primarily responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. The following provides information regarding the Portfolio Managers as of October 31, 2022.

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Founder, President and Chief Investment Officer of Advent Capital Management, LLC.
Paul Latronica	2011	Managing Director of Advent Capital Management, LLC. He has been associated with Advent for more than 23 years.
Tony Huang	2019	Director of Advent Capital Management, LLC. He has been associated with Advent for more than 13 years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2022:

Tracy Maitland

Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 758,701,034.95	0	$0
Other pooled investment vehicles	25	$ 471,995,986.58	24	$287,674,914.59
Other accounts	585	$ 5,581,969,315.15	0	$0

Paul Latronica

Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 758,701,034.95	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	528	$ 2,665,658,407.98	0	$0

Tony Huang

Type of Account	Number of Accounts*	Total Assets in the Accounts*	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 758,701,034.95	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	4	$ 1,205,419,604.37	0	$0

* Please note that amounts were calculated as of September 30, 2022, which is the most recent date prior to October 31, 2022, for which such amounts were calculated.

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate. Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC. Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account. In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	More than $1,000,000
Tony Huang	$50,000-100,000
Paul Latronica	$50,000-100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Convertible and Income Fund

By:     /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: December 30, 2022

By:      /s/ Robert White

Name: Robert White

Title: Treasurer and Chief Financial Officer

Date: December 30, 2022